FOLD AND DETACH PROXY CARD HERE

(continued from other side)

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1.

1. Election of Directors to serve for a term expiring at the next annual meeting of stockholders

NOMINEES:

Dana R. Waldman, Mark M. Laisure, Scott Fairbairn and Volker Anhaeusser

☐ FOR all nominees listed

☐ WITHHOLD AUTHORITY to vote for all nominees listed

☐ FOR all nominees listed except as noted below

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

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2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Date: ______________________________

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Signature

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Signature

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PRINT NAME/TITLE:

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.

Please Detach Here

▼ You Must Detach This Portion of the Proxy Card ▼
Before Returning it in the Enclosed Envelope

PROXY CARD

VOYANT INTERNATIONAL CORPORATION

PROXY: This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints ______________________________ (with the full power of substitution), proxy for the undersigned to represent and to vote, as designated on this proxy card, all shares of Common Stock, par value $0.001 per share, of Voyant International Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on June 12, 2007, and at any and all adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE